Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report on Form 10-Q of Structural Enhancement Technologies Corp. (the “Company”) for the period ended March 31, 2011 (the “Form 10-Q”), I, Andrew B. Mazzone, the principal executive officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 23, 2011

/s/ Andrew B. Mazzone
Andrew B. Mazzone
Chief Executive Officer and
Chief Financial Officer